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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 16, 2002

                       WORLD WIRELESS COMMUNICATIONS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



                                     Nevada
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)

        001-15837                                         87-0549700
------------------------                    ------------------------------------
(Commission File Number)                    (I.R.S. Employer Identification No.)


  5670 Greenwood Plaza Boulevard, Penthouse, Greenwood Village, Colorado 80111
  -----------------------------------------------------------------------------
                     (Address of principal executive office)

                                  303-221-1944
                                  -------------
              (Registrant's telephone number, including area code)

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ITEM 1. CHANGE IN CONTROL OF REGISTRANT

None.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

None.

ITEM 3. BANKRUPTCY OR RECEIVERSHIP

None.

ITEM 4. CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

None.

ITEM 5. OTHER EVENTS

FILING OF REGISTRATION STATEMENT ON FORM S-1

World Wireless Communications, Inc. filed a Registration Statement on Form S-1 with the Securities and Exchange Commission today covering the sale of 19,857,773 issued and outstanding shares of the common stock of the registrant owned by selling shareholders of the registrant.

ITEM 6. REGISTRATION OF REGISTRANT'S DIRECTORS

None.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

None.

ITEM 8. CHANGES IN FISCAL YEAR

None.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Reporting Person has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized:

                                         WORLD WIRELESS COMMUNICATIONS, INC.





January 16, 2002                        By: /s/ David D. Singer
                                            ------------------------------------
                                            David D. Singer, President



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                                  END OF FILING